UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21269

Allspring Income Opportunities Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Mathew Prasse

Allspring Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: April 30

Date of reporting period: October 31, 2021

ITEM 1. REPORT TO STOCKHOLDERS

Semi-Annual Report
October 31, 2021
Allspring
Income Opportunities Fund (EAD)

The views expressed and any forward-looking statements are as of October 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Income Opportunities Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this semi annual report for the Allspring Income Opportunities Fund for the six-month period that ended October 31, 2021. Global stocks continued to rally as the global economy continued to emerge from the haze of COVID-19. Tailwinds were provided by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. The bond market had mostly positive returns during the period.
For the six-month period, U.S. stocks, based on the S&P 500 Index,1 gained 10.91%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 1.77%, while the MSCI EM Index (Net) (USD),3 trailed its developed market counterparts with a 4.87% loss. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index,4 returned 1.06%, the Bloomberg Global Aggregate ex-USD Index (unhedged),5 returned -2.65%, the Bloomberg Barclays Municipal Bond Index,6 returned 0.01%, and the ICE BofA U.S. High Yield Index,7 gained 2.43%.
Vaccination rollout drove the stock markets to new highs.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
“2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Income Opportunities Fund

Letter to shareholders (unaudited)
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-year Treasury bond yield continued to decline, as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset-class performer for the year.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities. Concerns over inflation and the interest rate outlook depressed investor confidence and hurt performance. Emerging markets declined on concerns over the continued supply chain disruptions and worries over higher energy and food prices. Meanwhile, the Fed indicated it would slow the pace of asset purchases in the near future. All eyes domestically were fixed on the raising of the debt ceiling, the 2022 budget plan, and the ongoing debate over the infrastructure package. Contrary to most asset classes, commodities thrived in September, driven by sharply higher energy prices.
October’s key themes continued to be elevated inflation pressures and a supply bottleneck, but strong earnings provided a bright spot in the markets. Earnings releases in the U.S. were generally strong and consumer confidence was high. The Fed reaffirmed its plans to taper quantitative easing to a stop by mid-2022. Meanwhile, elevated inflation figures are still being considered transitory by the Fed. Similar to the U.S., the eurozone and many Asian countries saw positive earnings but were facing inflation pressures caused by supply bottlenecks while also experiencing energy price increases amid natural gas shortages. Globally, government bond yields rose as central banks prepared to lower monetary policy accommodation in the face of rising inflationary pressures. As previously referenced, positive commodity performance was driven by sharply higher energy costs.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Information on transaction closing.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P., announced the beginning of Allspring Global Investments™, with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management, LLC; Galliard Capital Management, LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, a privately held asset management firm with $587 billion in AUM1 as of September 30, 2021.
“ Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market.”

[1]	As of September 30, 2021, assets under management (AUM) includes $93 billion from Galliard Capital Management, LLC, an investment advisor that is not part of the Allspring trade name/GIPS firm.

Allspring Income Opportunities Fund  |  3

Letter to shareholders (unaudited)
For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds and closed end funds within the Wells Fargo Funds family were rebranded as Allspring Funds. Each individual fund had “Wells Fargo” removed from its fund name and replaced with “Allspring.” The fund name changes went into effect on December 6, 2021.
Allspring Global Investments is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

4  |  Allspring Income Opportunities Fund

Letter to shareholders (unaudited)
Notice to Shareholders
■	On November 12, 2021, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2022 and ending on December 31, 2022. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.
■	The Fund’s managed distribution plan provides for the declaration of monthly distributions to common shareholders of the Fund at an annual minimum fixed rate of 8% based on the Fund’s average monthly net asset value per share over the prior 12 months. Under the managed distribution plan, monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level. You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the managed distribution plan. Shareholders may elect to reinvest distributions received pursuant to the managed distribution plan in the Fund under the existing dividend reinvestment plan, which is described later in this report.

Allspring Income Opportunities Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks a high level of current income. Capital appreciation is a secondary objective.
Strategy summary	Under normal market conditions, the Fund invests at least 80% of its total assets in below-investment-grade (high yield) debt securities, loans and perferred stocks. These securities are rated Ba or lower by Moody's or BB or lower by S&P, or are unrated securities of comparable quality as determined by the subadviser.
Adviser	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Chris Lee, CFA®‡, Michael J. Schueller, CFA®‡

Average annual total returns (%) as of October 31, 2021[1]
	6 months	1 year	5 year	10 year
Based on market value	7.73	34.78	10.96	8.49
Based on net asset value (NAV)	3.66	17.96	9.05	9.00
ICE BofA U.S. High Yield Constrained Index[2]	2.42	10.75	6.23	6.65
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.
The Fund’s annualized expense ratio for the six months ended October 31, 2021, was 1.23% which includes 0.28% of interest expense.
[1]	Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.
[2]	The ICE BofA U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Income Opportunities Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of October 31, 2021[1]
[1]	The chart compares the performance of the Fund for the most recent ten years with the ICE BofA U.S. High Yield Constrained Index. The chart assumes a hypothetical investment of $10,000 investment and reflects all operating expenses of the Fund.

Comparison of NAV vs. market value[1]
[1]	This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.
More detailed information about the Fund’s investment objective, principal investment strategies and the principal risks associated with investing in the Fund can be found on page 10.
Risk summary
This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request. Shares of the Fund may trade at either a premium or discount relative to the Fund’s net asset value, and there can be no assurance that any discount will decrease. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Debt securities are subject to credit risk and interest rate risk, and high yield securities and unrated securities of similar credit quality have a much greater risk of default and their values tend to be more volatile than higher-rated securities with similar maturities. The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks including, among others, the likelihood of greater volatility of the net asset value and the market value of common shares. Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments that they are designed to hedge or closely track.

Allspring Income Opportunities Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Overview
The Fund’s return based on market value was 7.73% for the six-month period that ended October 31, 2021. During the same period, the Fund’s return based on its net asset value (NAV) was 3.66%. Based on its market value and NAV returns, the Fund outperformed the ICE BofA U.S. High Yield Constrained Index, which returned 2.42% for the six-month period that ended October 31, 2021.
Market overview
Reflation and reopening have been key investment themes over the past six months. Broad economic reflation affected the high-yield market in three main ways: rising U.S. Treasury yields, particularly on the front end of the curve; a 31% increase in the price of oil; and the recovery in valuations in COVID-19-affected sectors. To capitalize, we bolstered the average spread in our floating-rate loans, reduced rate-sensitive bonds, optimized our energy overweight, and applied a bottom-up approach to selecting COVID-19-affected securities.
Ten largest holdings (%) as of October 31, 2021[1]
Service Corporation International, 7.50%, 4-1-2027	1.91
Occidental Petroleum Corporation, 6.45%, 9-15-2036	1.72
CCO Holdings LLC, 4.50%, 8-15-2030	1.32
Carlyle Aviation Elevate Merger Subsidiary Limited, 7.00%, 10-15-2024	1.31
Sabre GLBL Incorporated , 9.25%, 4-15-2025	1.30
Pattern Energy Operations LP, 4.50%, 8-15-2028	1.26
Change Healthcare Holdings Incorporated, 5.75%, 3-1-2025	1.19
Enviva Partners LP, 6.50%, 1-15-2026	1.17
Air Canada 2020-1 Class C Pass-Through Trust , 10.50%, 7-15-2026	1.17
Ford Motor Credit Company LLC, 5.11%, 5-3-2029	1.17
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Reorganized energy equities with depressed valuations and low-dollar-price fallen angel bonds were the best ways to capitalize on broad economic reflation with the high-yield market. The portfolio’s top-performing investment was an equity position in Denbury, a long-time high-yield issuer whose set of conventional oil-producing assets positions it to capture carbon that’s a by-product of industrial production and uses that carbon to enhance oil recoveries from generations-old wells, thus producing carbon-neutral oil. Bond positions in Baytex Energy, Occidental Petroleum, and EnLink Midstream and equity positions in Bristow Group and Whiting Petroleum were also top performers.
Credit quality as of October 31, 2021[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.
The vaccine rollout led to the normalization of inverted credit curves (near-term maturities trading at higher yields than longer ones). The portfolio built an overweight position in the leisure, airlines, and transportation sectors to take advantage. The Fund's use of leverage had a positive impact on total return performance during this reporting period.
Lack of positions in Transocean Limited, AMC Entertainment Holdings, The Kraft Heinz Company, and PBF Holding Company LLC also dampened performance relative to the ICE BofA U.S. High Yield Constrained Index. We sold out of our Kraft position valuation early in the year to express our view that tight-spread bonds such as Kraft were likely to sell off if long term treasury rates moved higher. AMC Entertainment likely would have faced bankruptcy had it not

8  |  Allspring Income Opportunities Fund

Performance highlights (unaudited)
become a “meme” favorite, which allowed it to raise equity at an extraordinarily high valuation. PBF, a refiner, and Transocean, an oilfield services company, both benefitted from the broader recovery in HY energy companies but their over-levered balance sheets and unpredictable earnings streams make their bonds less attractive to the energy investments we selected (and discussed above).
Effective maturity distribution as of October 31, 2021[1]
[1]	Figures represent the percentage of the Fund’s fixed-income securities. These amounts are subject to change and may have changed since the date specified.
Just as the unprecedented monetary policy support is behind us, so too is the majority of systemic spread compression. Looking forward, we expect tight spreads, more aggressive issuance, expected interest rate increases, and further COVID-19-related developments to be potential sources of volatility in high yield. Ultimately, we believe that generating attractive risk-adjusted carry and successfully navigating idiosyncratic credit risk will be paramount to generating outperformance.

Allspring Income Opportunities Fund  |  9

Objective, strategies and risks (unaudited)
Investment objective
The Fund seeks a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary investment objective. The Fund’s investment objectives are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) of the Fund.
Principal investment strategies
Under normal market conditions, the Fund allocates at least 80% of its total assets to U.S. dollar-denominated below investment-grade bonds, debentures, and other income obligations, including loans and preferred stocks (often called “high yield” securities or “junk bonds”). These securities are rated Ba or lower by Moody’s or BB or lower by S&P, or are unrated securities of comparable quality as determined by the portfolio managers. We may invest in below investment-grade debt securities of any credit quality, however, we may not purchase securities rated CCC or below at a time when 20% of the Fund’s total assets are already held with such a rating. We are not required to sell securities rated CCC or below if the 20% limit is exceeded due to security downgrades. Securities may be issued by domestic or foreign issuers (including foreign governments). The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities of foreign issuers, excluding emerging markets securities.
For purposes of the Fund’s credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the Fund will use the rating that the portfolio managers believe is most representative of the security’s credit quality. The Fund’s high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, contingent, deferred, payment in kind and auction rate features. The Fund may invest in securities with a broad range of maturities.
The Fund is managed following a rigorous investment process that emphasizes both quality and value. The research driven approach includes both a top-down review of macroeconomic factors and intensive, bottom-up scrutiny of individual securities. We consider both broad economic and issuer specific factors in selecting securities for the Fund. In assessing the appropriate maturity and duration for the Fund and the credit quality parameters and weighting objectives for each sector and industry, we consider a variety of factors that are expected to influence the economic environment and the dynamics of the high yield market. These factors include fundamental economic indicators, such as interest rate trends, the rates of economic growth and inflation, the performance of equity markets, commodities prices, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once we determine the preferable portfolio characteristics, we conduct further evaluation to determine capacity and inventory levels in each targeted industry. We also identify any circumstances that may lead to improved business conditions, thus increasing the attractiveness of a particular industry. We select individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. We also employ due diligence and fundamental research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability.
The analysis of issuers may include, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, the company’s leverage versus industry norms and current and anticipated results of operations. While we consider as one factor in our credit analysis the ratings assigned by the rating services, we perform our own independent credit analysis of issuers.
In making decisions for the Fund, we rely on the knowledge, experience and judgment of our team who have access to a wide variety of research. We apply a strict sell discipline, which is as important as purchase criteria in determining the performance of the Fund. We routinely meet to review profitability outlooks and discuss any deteriorating business fundamentals, as well as consider changes in equity valuations and market perceptions before selling securities.
In other than normal market conditions, when changing economic conditions and other factors cause the yield difference between lower rated and higher rated securities to narrow, the Fund may purchase higher rated U.S. debt instruments if we believe that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield.
We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamental of the business, or we have identified a more attractive investment opportunity.
The Fund expects to issue preferred shares or debt securities, or to borrow money, for leveraging purposes. By using leverage, the Fund seeks to obtain a higher return for holders of common shares than if it did not use leverage. Leveraging is a

10  |  Allspring Income Opportunities Fund

Objective, strategies and risks (unaudited)
speculative technique, and there are special risks involved. There can be no assurance that any leveraging strategies, if employed by the Fund, will be successful, and such strategies can result in losses to the Fund.
In contrast to the investment objectives of the Fund, which are fundamental, the investment policies of the Fund described above are non-fundamental and may be changed by the Board of Trustees of the Fund so long as shareholders are provided with at least 60 days prior written notice of any change to the extent required by the rules under the 1940 Act.
Other investment techniques and strategies
As part of or in addition to the principal investment strategies discussed above, the Fund may at times invest a portion of its assets in the investment strategies and may use certain investment techniques as described below.
Convertible and Other Securities. The Fund’s investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. The Fund will not invest more than 20% of its total assets in convertible securities. Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments. Consistent with its objectives and other investment policies, the Fund may also invest a portion of its assets in equity securities, including common stocks, depositary receipts, warrants, rights and other equity interests.
Loans. The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans in which the Fund invests primarily consist of direct obligations of a borrower. The Fund may invest in a loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the U.S. Securities and Exchange Commission.
Preferred Shares. The Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.
Structured Securities. The Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (“Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore, may result in a loss of the Fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.
Asset-Backed Securities. The Fund may invest in asset-backed securities but will not invest in mortgage-backed securities. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.
The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If required payments of principal and interest are not made and any credit support or enhancement is exhausted, losses or delays in payment may result. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or Fund providing the credit support or enhancement.

Allspring Income Opportunities Fund  |  11

Objective, strategies and risks (unaudited)
Real Estate Investment Trusts. The Fund may invest a portion of its assets in real estate investment trusts (“REITs”). REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Distributions received by the Fund from REITs may consist of dividends, capital gains, and/or return of capital.
U.S. Government Securities. The Fund may invest in U.S. government securities, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. These securities may have fixed, floating or variable rates.
Zero-Coupon, Step-Up Coupon, and Pay-in-Kind Securities. Zero-coupon, step-up coupon, and pay-in-kind securities are types of debt securities that do not make regular cash interest payments. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, high yield securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, step-up coupon, and pay-in-kind securities.
Instead of making periodic interest payments, zero-coupon securities are sold at discounts from face value. The interest earned by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Step-up coupon bonds are debt securities that do not pay interest for a specified period of time and then, after the initial period, pay interest at a series of different rates. Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. To the extent these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.
Investments in Equity Securities. The Fund may invest in equity securities. Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.
Other Investment Companies. The Fund may invest in other investment companies to the extent permitted under the 1940 Act and the rules, regulations, and exemptive orders thereunder. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.
Defensive and Temporary Investments. The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments for purposes of maintaining liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objectives.
Derivatives. The Fund may invest up to 10% of its total assets in futures and options on securities and indices and in other derivatives. In addition, the Fund may enter into interest rate swap transactions with respect to the total amount the Fund is leveraged in order to hedge against adverse changes in interest rates affecting dividends payable on any preferred shares or interest payable on borrowings constituting leverage. In connection with any such swap transaction, the Fund will segregate liquid securities in the amount of its obligations under the transaction. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund does not use derivatives as a primary investment technique and generally does not anticipate using derivatives for non-hedging purposes. In the event the Advisor uses derivatives for non-hedging purposes, no more than 3% of the Fund’s total assets will be committed to initial margin for derivatives for such purposes. The Fund may use derivatives for a variety of purposes, including:
■	As a hedge against adverse changes in securities market prices or interest rates; and
■	As a substitute for purchasing or selling securities.

12  |  Allspring Income Opportunities Fund

Objective, strategies and risks (unaudited)
Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. We review and monitor the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event that the counterparty to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security, the Fund may lose money, suffer delays, or incur costs arising from holding or selling the underlying security.
Portfolio Turnover. It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover is not considered a limiting factor in the execution of investment decisions for the Fund.
Principal risks
An investment in the Fund may lose money, is not a deposit of a bank, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.
Market Risk. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline, and the Fund could lose money. Credit risk increases as an issuer’s credit quality or financial strength declines. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Very low or negative interest rates may magnify interest rate risk.
High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and their values tend to be more volatile than higher-rated securities with similar maturities. Additionally, these securities tend to be less liquid and more difficult to value than higher-rated securities.
Asset-Backed Securities Risk. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Asset-backed securities are subject to risk of default on the underlying assets, particularly during periods of economic downturn. Defaults on the underlying assets may cause such securities to decline in value and become less liquid. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates than instruments with fixed payment schedules. As a result, in a period of rising interest rates, these securities may exhibit additional volatility.
When interest rates decline or are low, borrowers may pay off their debts sooner than expected, which can reduce the returns of the Fund.
The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If required payments of principal and interest are not made and any credit support or enhancement is exhausted, losses or delays in payment may result. The value of these securities also may change because of changes in the

Allspring Income Opportunities Fund  |  13

Objective, strategies and risks (unaudited)
market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or Fund providing the credit support or enhancement.
Leverage Risk. The use of leverage through the issuance of preferred shares and/or debt securities, or from borrowing money, may result in certain risks to the Fund as described below. Certain transactions, such as derivatives, also may give rise to a form of economic leverage. Leveraging is a speculative technique, and there are special risks involved, including the risk that downside outcomes for common shareholders are magnified as a result of losses and declines in value of portfolio securities purchased with borrowed money. In addition, the costs of the financial leverage may exceed the income from investments made with such leverage, interest rates or dividends payable on the financial leverage may affect the yield and distributions to the common shareholders, and the net asset value and market value of common shares may be more volatile than if the Fund had not been leveraged. The use of leverage may cause the Fund to have to liquidate portfolio positions when it may not be advantageous to do so. There can be no assurance that any leveraging strategies will be successful.
Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.
Anti-takeover Provisions Risk. The Fund’s governing documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and supermajority voting requirements for open-ending the Fund or a merger, liquidation, asset sale or similar transactions.
Closed-end Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to their net asset value (“NAV”). There can be no assurance that the discount will decrease. It is possible that a market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities held by the Fund, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that the Fund’s shares will trade at a premium, will continue to trade at a premium or that the premium will not decrease over time.
Convertible Securities Risk. A convertible security has characteristics of both equity and debt securities and, as a result, is exposed to risks that are typically associated with both types of securities. The market value of a convertible security tends to decline as interest rates increase but also tends to reflect changes in the market price of the common stock of the issuing company. A convertible security is also exposed to the risk that an issuer is unable to meet its obligation to make dividend or interest and principal payments when due as a result of changing financial or market conditions. In the event of a liquidation of the issuer, holders of a convertible security would generally be paid only after holders of any senior debt obligations. The Fund may be forced to convert a convertible security before it would otherwise choose to do so, which may decrease the Fund’s return.
Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the derivatives’ underlying assets, indexes or rates and the derivatives themselves, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or mitigate) the risk of a position or security held by the Fund. The success of a derivative strategy will be affected by the portfolio manager’s ability to assess and predict market or economic developments and their impact on the derivatives’ underlying assets, indexes or rates and the derivatives themselves. Certain derivative instruments may become illiquid and, as a result, may be difficult to sell when the portfolio manager believes it would be appropriate to do so. Certain derivatives create leverage, which can magnify the impact of a decline in the value of their underlying assets, indexes or rates and increase the volatility of the Fund’s net asset value. Certain derivatives (e.g., over-the-counter swaps) are also subject to the risk that the counterparty to the derivative contract will be unwilling or unable to fulfill its contractual obligations, which may cause the Fund to lose money, suffer delays or incur costs arising from holding or selling an underlying asset. Changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Equity Securities Risk. The values of equity securities may experience periods of substantial price volatility and may decline significantly over short time periods. In general, the values of equity securities are more volatile than those of debt securities. Equity securities fluctuate in value and price in response to factors specific to the issuer of the security, such as management

14  |  Allspring Income Opportunities Fund

Objective, strategies and risks (unaudited)
performance, financial condition, and market demand for the issuer’s products or services, as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Different parts of a market, industry and sector may react differently to adverse issuer, market, regulatory, political, and economic developments.
Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Foreign investments may involve exposure to changes in foreign currency exchange rates. Such changes may reduce the U.S. dollar value of the investments. Foreign investments may be subject to additional risks such as potentially higher withholding and other taxes, and may also be subject to greater trade settlement, custodial, and other operational risks than domestic investments. Certain foreign markets may also be characterized by less stringent investor protection and disclosure standards.
Futures Contracts Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes, and there may at times not be a liquid secondary market for certain futures contracts.
Inflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the common shares and distributions can decline and the dividend payments on the Fund’s preferred shares, if any, or interest payments on Fund borrowings, if any, may increase.
Issuer Risk. The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Loan Risk. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. Loans may be made to finance highly leveraged corporate operations or acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, the Fund may be unable to sell loans at a desired time or price. If the Fund acquires only an assignment or a participation in a loan made by a third party, the Fund may not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.
Management Risk. Investment decisions, techniques, analyses or models implemented by the Fund’s manager or sub-advisor in seeking to achieve the Fund’s investment objectives may not produce the returns expected, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.
Market Price of Shares Risk. Whether investors will realize a gain or loss upon the sale of the Fund’s common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.
Options Risk. A Fund that purchases options, which are a type of derivative, is subject to the risk that gains, if any, realized on the position, will be less than the amount paid as premiums to the writer of the option. A Fund that writes options receives a premium that may be small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. A Fund that writes covered call options gives up the opportunity to profit from any price increase in the underlying security above the option exercise price while the option is in effect. Options may be more volatile than the underlying instruments. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options.
Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Allspring Income Opportunities Fund  |  15

Objective, strategies and risks (unaudited)
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price or their overall returns.
U.S. Government Obligations Risk. U.S. Government obligations may be adversely impacted by changes in interest rates, and securities issued or guaranteed by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government.

16  |  Allspring Income Opportunities Fund

Portfolio of investments—October 31, 2021 (unaudited)

	Shares	Value
Common stocks: 1.67%
Energy: 1.06%
Energy equipment & services: 0.54%
Bristow Group Incorporated †	86,498	$ 2,992,831
Oil, gas & consumable fuels: 0.52%
Denbury Incorporated †	24,567	2,079,842
Whiting Petroleum Corporation †	11,781	767,296
		2,847,138
Financials: 0.61%
Mortgage REITs: 0.61%
Blackstone Mortgage Trust Incorporated Class A	34,635	1,139,492
Ladder Capital Corporation	95,964	1,151,568
Starwood Property Trust Incorporated	42,896	1,092,561
		3,383,621
Total Common stocks (Cost $5,849,653)		9,223,590

	Interest rate	Maturity date	Principal
Corporate bonds and notes: 108.47%
Communication services: 17.56%
Diversified telecommunication services: 2.08%
Cablevision Lightpath LLC 144A	5.63%	9-15-2028	$ 1,575,000	1,556,825
Cablevision Lightpath LLC 144A	3.88	9-15-2027	480,000	467,376
Frontier Communications Corporation 144A	5.88	10-15-2027	510,000	534,225
Frontier Communications Corporation 144A	6.00	1-15-2030	280,000	281,324
Level 3 Financing Incorporated 144A	3.63	1-15-2029	2,405,000	2,275,635
Level 3 Financing Incorporated 144A	4.25	7-1-2028	1,250,000	1,235,800
Windstream Corporation 144A	7.75	8-15-2028	1,560,000	1,650,059
Zayo Group Holdings Incorporated 144A	6.13	3-1-2028	3,575,000	3,489,325
				11,490,569
Entertainment: 1.39%
Live Nation Entertainment Incorporated 144A	3.75	1-15-2028	685,000	678,150
Live Nation Entertainment Incorporated 144A	5.63	3-15-2026	764,000	789,785
Live Nation Entertainment Incorporated 144A	6.50	5-15-2027	3,075,000	3,367,125
Seaworld Parks & Entertainment 144A	5.25	8-15-2029	2,815,000	2,867,781
				7,702,841
Interactive media & services: 0.82%
Rackspace Technology Company 144A	5.38	12-1-2028	4,695,000	4,518,938
Media: 12.96%
Block Communications Incorporated 144A	4.88	3-1-2028	400,000	408,000
CCO Holdings LLC 144A	4.50	8-15-2030	7,150,000	7,277,842
CCO Holdings LLC 144A	4.50	5-1-2032	850,000	854,021
CCO Holdings LLC 144A	5.00	2-1-2028	375,000	390,000
CCO Holdings LLC 144A	5.13	5-1-2027	750,000	777,188
CCO Holdings LLC 144A	5.50	5-1-2026	163,000	168,379
Cinemark USA Incorporated 144A	5.25	7-15-2028	3,630,000	3,541,519
The accompanying notes are an integral part of these financial statements.

Allspring Income Opportunities Fund  |  17

Portfolio of investments—October 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Media (continued)
Cinemark USA Incorporated 144A	5.88%	3-15-2026	$ 980,000	$ 982,450
Cinemark USA Incorporated 144A	8.75	5-1-2025	1,110,000	1,187,700
Clear Channel Outdoor Holdings 144A	5.13	8-15-2027	1,000,000	1,025,750
Clear Channel Outdoor Holdings 144A	7.75	4-15-2028	1,690,000	1,749,919
CSC Holdings LLC 144A	4.13	12-1-2030	2,665,000	2,551,738
CSC Holdings LLC 144A	4.63	12-1-2030	2,400,000	2,199,000
CSC Holdings LLC 144A	5.38	2-1-2028	1,125,000	1,158,750
CSC Holdings LLC 144A	5.75	1-15-2030	6,000,000	5,920,200
CSC Holdings LLC 144A	7.50	4-1-2028	2,150,000	2,287,063
Diamond Sports Group LLC 144A	5.38	8-15-2026	1,525,000	861,625
Diamond Sports Group LLC 144A	6.63	8-15-2027	835,000	249,010
DIRECTV Holdings LLC 144A	5.88	8-15-2027	235,000	243,613
Gray Escrow II Incorporated 144A%%	5.38	11-15-2031	3,270,000	3,302,700
Gray Television Incorporated 144A	4.75	10-15-2030	4,300,000	4,241,445
Nexstar Broadcasting Incorporated 144A	4.75	11-1-2028	2,460,000	2,513,259
Nexstar Broadcasting Incorporated 144A	5.63	7-15-2027	3,900,000	4,114,500
Nielsen Finance LLC 144A	5.63	10-1-2028	4,330,000	4,502,053
Nielsen Finance LLC 144A	5.88	10-1-2030	5,350,000	5,600,380
Outfront Media Capital Corporation 144A	4.63	3-15-2030	1,600,000	1,599,520
Outfront Media Capital Corporation 144A	5.00	8-15-2027	305,000	311,100
QVC Incorporated	4.75	2-15-2027	400,000	418,752
Salem Media Group Incorporated 144A	6.75	6-1-2024	3,761,000	3,775,104
Scripps Escrow II Incorporated 144A	5.38	1-15-2031	2,325,000	2,275,594
Scripps Escrow II Incorporated 144A	5.88	7-15-2027	400,000	406,000
Scripps Escrow II Incorporated 144A	3.88	1-15-2029	525,000	522,375
Townsquare Media Incorporated 144A	6.88	2-1-2026	4,090,000	4,274,050
				71,690,599
Wireless telecommunication services: 0.31%
Consolidated Communications Holdings Incorporated 144A	6.50	10-1-2028	1,615,000	1,719,797
Consumer discretionary: 12.86%
Auto components: 2.39%
Allison Transmission Incorporated 144A	5.88	6-1-2029	640,000	688,800
Clarios Global LP 144A	6.25	5-15-2026	293,000	306,551
Clarios Global LP 144A	6.75	5-15-2025	180,000	189,652
Clarios Global LP 144A	8.50	5-15-2027	3,885,000	4,126,919
Cooper Tire & Rubber Company	7.63	3-15-2027	5,190,000	6,078,891
Tenneco Incorporated 144A	5.13	4-15-2029	1,840,000	1,823,900
				13,214,713
Automobiles: 0.20%
Ford Motor Company	9.00	4-22-2025	425,000	511,063
Ford Motor Company	9.63	4-22-2030	425,000	612,268
				1,123,331
Diversified consumer services: 1.91%
Service Corporation International	7.50	4-1-2027	8,700,000	10,570,500
Hotels, restaurants & leisure: 5.49%
Carnival Corporation 144A	10.50	2-1-2026	935,000	1,086,470
Carnival Corporation 144A	4.00	8-1-2028	2,240,000	2,240,000
Carnival Corporation 144A%%	6.00	5-1-2029	1,870,000	1,868,831
Carnival Corporation 144A	7.63	3-1-2026	2,808,000	2,958,481
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Income Opportunities Fund

Portfolio of investments—October 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Hotels, restaurants & leisure (continued)
Carnival Corporation 144A	9.88%	8-1-2027	$ 1,500,000	$ 1,726,875
CCM Merger Incorporated 144A	6.38	5-1-2026	3,610,000	3,781,475
NCL Corporation Limited 144A	5.88	3-15-2026	1,785,000	1,789,463
NCL Corporation Limited 144A	12.25	5-15-2024	5,045,000	5,951,233
Royal Caribbean Cruises Limited 144A	5.50	8-31-2026	1,055,000	1,074,781
Royal Caribbean Cruises Limited 144A	5.50	4-1-2028	1,960,000	1,994,300
Royal Caribbean Cruises Limited 144A	9.13	6-15-2023	3,825,000	4,153,109
Royal Caribbean Cruises Limited 144A	10.88	6-1-2023	1,525,000	1,706,094
				30,331,112
Household durables: 0.54%
WASH Multifamily Acquisition Incorporated 144A	5.75	4-15-2026	2,870,000	2,966,863
Specialty retail: 2.06%
Asbury Automotive Group Incorporated	4.75	3-1-2030	1,069,000	1,090,380
Asbury Automotive Group Incorporated	4.50	3-1-2028	1,162,000	1,182,335
Group 1 Automotive Incorporated 144A	4.00	8-15-2028	1,860,000	1,860,372
Lithia Motors Incorporated 144A	3.88	6-1-2029	1,195,000	1,238,319
Lithia Motors Incorporated 144A	4.63	12-15-2027	400,000	422,898
NMG Holding Company Incorporated 144A	7.13	4-1-2026	3,125,000	3,282,188
Rent-A-Center Incorporated 144A	6.38	2-15-2029	2,235,000	2,335,575
				11,412,067
Textiles, apparel & luxury goods: 0.27%
The William Carter Company 144A	5.50	5-15-2025	400,000	418,500
The William Carter Company 144A	5.63	3-15-2027	1,050,000	1,088,063
				1,506,563
Consumer staples: 1.14%
Food products: 1.14%
CHS Incorporated 144A	6.00	1-15-2029	125,000	131,563
CHS Incorporated 144A	6.63	2-15-2025	2,165,000	2,251,600
CHS Incorporated 144A	6.88	4-15-2029	3,835,000	3,945,256
				6,328,419
Energy: 22.71%
Energy equipment & services: 4.37%
Bristow Group Incorporated ♦†	6.25	10-15-2022	9,325,000	0
Bristow Group Incorporated 144A	6.88	3-1-2028	4,820,000	5,000,750
Hilcorp Energy Company 144A	5.75	2-1-2029	835,000	847,525
Hilcorp Energy Company 144A	6.00	2-1-2031	835,000	857,022
Hilcorp Energy Company 144A	6.25	11-1-2028	1,450,000	1,488,135
Oceaneering International Incorporated	4.65	11-15-2024	300,000	311,625
Oceaneering International Incorporated	6.00	2-1-2028	4,050,000	4,164,858
Pattern Energy Operations LP 144A	4.50	8-15-2028	6,750,000	6,986,250
USA Compression Partners LP	6.88	4-1-2026	2,150,000	2,222,563
W.R. Grace Holdings LLC 144A	5.63	8-15-2029	2,275,000	2,294,906
				24,173,634
Oil, gas & consumable fuels: 18.34%
Aethon United 144A	8.25	2-15-2026	3,555,000	3,818,817
Antero Resources Corporation	5.00	3-1-2025	2,550,000	2,601,000
The accompanying notes are an integral part of these financial statements.

Allspring Income Opportunities Fund  |  19

Portfolio of investments—October 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Oil, gas & consumable fuels (continued)
Antero Resources Corporation 144A	8.38%	7-15-2026	$ 361,000	$ 406,125
Archrock Partners LP 144A	6.25	4-1-2028	1,785,000	1,847,475
Archrock Partners LP 144A	6.88	4-1-2027	1,375,000	1,433,438
Buckeye Partners LP	5.85	11-15-2043	2,375,000	2,341,513
Cheniere Energy Partners LP 144A	3.25	1-31-2032	1,835,000	1,818,852
Cheniere Energy Partners LP	4.50	10-1-2029	1,075,000	1,147,756
Cheniere Energy Partners LP 144A	5.50	6-15-2031	3,575,000	3,718,000
DCP Midstream Operating Company	5.13	5-15-2029	5,000,000	5,662,600
DT Midstream Incorporated 144A	4.13	6-15-2029	935,000	941,685
DT Midstream Incorporated 144A	4.38	6-15-2031	935,000	947,305
Encino Acquisition Partners Company 144A	8.50	5-1-2028	5,435,000	5,679,575
EnLink Midstream Partners LP	5.05	4-1-2045	3,350,000	3,190,875
EnLink Midstream Partners LP	5.38	6-1-2029	5,850,000	6,054,750
EnLink Midstream Partners LP	5.60	4-1-2044	2,196,000	2,154,056
EnLink Midstream Partners LP 144A	5.63	1-15-2028	525,000	556,675
Enviva Partners LP 144A	6.50	1-15-2026	6,275,000	6,489,983
Harvest Midstream LP 144A	7.50	9-1-2028	1,935,000	2,031,750
Hess Midstream Operation Company 144A	4.25	2-15-2030	1,625,000	1,625,000
Murphy Oil Corporation	5.75	8-15-2025	360,000	369,000
Murphy Oil Corporation	5.88	12-1-2027	400,000	416,500
Murphy Oil Corporation	6.38	7-15-2028	3,090,000	3,263,982
New Fortress Energy Incorporated 144A	6.50	9-30-2026	4,710,000	4,577,366
Occidental Petroleum Corporation	4.63	6-15-2045	4,550,000	4,709,250
Occidental Petroleum Corporation	6.20	3-15-2040	1,425,000	1,726,480
Occidental Petroleum Corporation	6.45	9-15-2036	7,470,000	9,505,575
Range Resources Corporation 144A	8.25	1-15-2029	555,000	626,595
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	4,767,000	5,398,628
Rockies Express Pipeline LLC 144A	7.50	7-15-2038	1,150,000	1,313,875
Southwestern Energy Company	7.75	10-1-2027	2,650,000	2,845,438
Southwestern Energy Company	8.38	9-15-2028	1,510,000	1,683,650
Tallgrass Energy Partners LP 144A	6.00	12-31-2030	3,495,000	3,495,769
Tallgrass Energy Partners LP 144A	6.00	9-1-2031	1,125,000	1,106,719
Western Midstream Operating LP	5.30	2-1-2030	1,860,000	2,039,025
Western Midstream Operating LP	5.30	3-1-2048	3,181,000	3,705,865
Western Midstream Operating LP	6.50	2-1-2050	150,000	179,547
				101,430,494
Financials: 15.19%
Capital markets: 0.96%
Coinbase Global Incorporated 144A	3.63	10-1-2031	1,905,000	1,814,513
Oppenheimer Holdings Incorporated	5.50	10-1-2025	3,320,000	3,486,000
				5,300,513
Consumer finance: 6.55%
Acuris Finance U.S. Incorporated 144A	5.00	5-1-2028	1,285,000	1,265,725
FirstCash Incorporated 144A	4.63	9-1-2028	1,230,000	1,268,438
Ford Motor Credit Company LLC	4.00	11-13-2030	910,000	949,813
Ford Motor Credit Company LLC	4.39	1-8-2026	4,200,000	4,494,000
Ford Motor Credit Company LLC	5.11	5-3-2029	5,825,000	6,473,031
Ford Motor Credit Company LLC	5.13	6-16-2025	850,000	922,250
LFS Topco LLC 144A	5.88	10-15-2026	1,380,000	1,419,675
Navient Corporation	5.00	3-15-2027	2,960,000	3,018,401
Navient Corporation	5.63	8-1-2033	1,900,000	1,802,511
PRA Group Incorporated 144A	5.00	10-1-2029	4,580,000	4,525,910
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Income Opportunities Fund

Portfolio of investments—October 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Consumer finance (continued)
Rocket Mortgage LLC 144A	2.88%	10-15-2026	$ 2,875,000	$ 2,855,234
Springleaf Finance Corporation	5.38	11-15-2029	2,400,000	2,562,000
Springleaf Finance Corporation	6.63	1-15-2028	350,000	392,875
Springleaf Finance Corporation	7.13	3-15-2026	2,450,000	2,780,750
Springleaf Finance Corporation	8.25	10-1-2023	1,342,000	1,491,298
				36,221,911
Diversified financial services: 2.00%
Hat Holdings LLC 144A	3.38	6-15-2026	1,830,000	1,813,988
Jefferies Finance LLC 144A	5.00	8-15-2028	2,160,000	2,189,290
LPL Holdings Incorporated 144A	4.38	5-15-2031	3,205,000	3,281,119
LPL Holdings Incorporated	4.63	11-15-2027	575,000	592,250
United Shore Financial Services LLC 144A	5.50	11-15-2025	3,200,000	3,184,000
				11,060,647
Insurance: 2.40%
Amwins Group Incorporated 144A	4.88	6-30-2029	3,240,000	3,229,891
Broadstreet Partners Incorporated 144A	5.88	4-15-2029	3,745,000	3,679,463
Genworth Mortgage Holding Incorporated 144A	6.50	8-15-2025	4,390,000	4,807,050
HUB International Limited 144A	7.00	5-1-2026	1,475,000	1,521,094
				13,237,498
Mortgage REITs: 1.04%
Blackstone Mortgage Trust Incorporated 144A	3.75	1-15-2027	890,000	885,417
Starwood Property Trust Incorporated	4.75	3-15-2025	2,135,000	2,243,672
Starwood Property Trust Incorporated	5.00	12-15-2021	500,000	500,625
Starwood Property Trust Incorporated 144A	5.50	11-1-2023	2,035,000	2,136,750
				5,766,464
Thrifts & mortgage finance: 2.24%
Ladder Capital Finance Holdings LP 144A	4.25	2-1-2027	1,850,000	1,859,232
Ladder Capital Finance Holdings LP 144A	4.75	6-15-2029	3,005,000	3,027,538
Ladder Capital Finance Holdings LP 144A	5.25	10-1-2025	3,890,000	3,919,175
United Wholesale Mortgage LLC 144A	5.50	4-15-2029	3,690,000	3,588,525
				12,394,470
Health care: 6.86%
Health care equipment & supplies: 0.98%
Avantor Funding Incorporated 144A	3.88	11-1-2029	1,210,000	1,209,613
Mozart Debt Merger Sub Incorporated 144A	5.25	10-1-2029	2,725,000	2,765,875
Surgery Center Holdings Incorporated 144A	6.75	7-1-2025	1,400,000	1,424,500
				5,399,988
Health care providers & services: 4.23%
180 Medical Incorporated 144A	3.88	10-15-2029	1,075,000	1,081,060
AdaptHealth LLC 144A	4.63	8-1-2029	720,000	711,900
Air Methods Corporation 144A	8.00	5-15-2025	3,270,000	2,501,527
Davita Incorporated 144A	4.63	6-1-2030	1,625,000	1,633,060
Encompass Health Corporation	4.50	2-1-2028	600,000	610,859
Encompass Health Corporation	4.75	2-1-2030	550,000	563,750
Encompass Health Corporation	4.63	4-1-2031	520,000	529,100
HealthSouth Corporation	5.75	9-15-2025	1,725,000	1,761,656
Magellan Health Incorporated	4.90	9-22-2024	990,000	1,083,822
The accompanying notes are an integral part of these financial statements.

Allspring Income Opportunities Fund  |  21

Portfolio of investments—October 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Health care providers & services (continued)
MPT Operating Partnership LP	5.25%	8-1-2026	$ 3,200,000	$ 3,296,000
Select Medical Corporation 144A	6.25	8-15-2026	3,840,000	4,016,511
Tenet Healthcare Corporation 144A	4.63	6-15-2028	425,000	440,406
Tenet Healthcare Corporation 144A	4.88	1-1-2026	2,950,000	3,023,750
Tenet Healthcare Corporation 144A	5.13	11-1-2027	650,000	679,250
Tenet Healthcare Corporation 144A	6.25	2-1-2027	625,000	649,219
Tenet Healthcare Corporation 144A	7.50	4-1-2025	400,000	424,500
Vizient Incorporated 144A	6.25	5-15-2027	375,000	393,041
				23,399,411
Health care technology: 1.19%
Change Healthcare Holdings Incorporated 144A	5.75	3-1-2025	6,550,000	6,599,125
Life sciences tools & services: 0.28%
Ortho-Clinical Diagnostics Incorporated 144A	7.25	2-1-2028	270,000	287,550
Ortho-Clinical Diagnostics Incorporated 144A	7.38	6-1-2025	1,191,000	1,250,312
				1,537,862
Pharmaceuticals: 0.18%
Bausch Health Companies Incorporated 144A	8.50	1-31-2027	925,000	981,656
Industrials: 13.85%
Aerospace & defense: 1.67%
Spirit AeroSystems Holdings Incorporated 144A	5.50	1-15-2025	910,000	947,538
Spirit AeroSystems Holdings Incorporated 144A	7.50	4-15-2025	1,125,000	1,187,719
TransDigm Group Incorporated	4.88	5-1-2029	3,675,000	3,685,772
TransDigm Group Incorporated 144A	6.25	3-15-2026	1,650,000	1,722,188
TransDigm Group Incorporated	7.50	3-15-2027	1,620,000	1,698,975
				9,242,192
Airlines: 5.02%
American Airlines Group Incorporated 144A	5.50	4-20-2026	3,750,000	3,933,750
American Airlines Group Incorporated 144A	5.75	4-20-2029	4,670,000	5,026,088
Delta Air Lines Incorporated	3.75	10-28-2029	1,985,000	2,017,111
Delta Air Lines Incorporated 144A	4.75	10-20-2028	2,185,000	2,426,292
Hawaiian Airlines Incorporated	3.90	7-15-2027	2,406,223	2,391,383
Hawaiian Brand Intellectual Property Limited 144A	5.75	1-20-2026	5,025,000	5,276,250
Mileage Plus Holdings LLC 144A	6.50	6-20-2027	3,415,000	3,716,749
United Airlines Incorporated 144A	4.63	4-15-2029	2,875,000	2,964,068
				27,751,691
Commercial services & supplies: 1.77%
CoreCivic Incorporated	8.25	4-15-2026	2,640,000	2,698,212
IAA Spinco Incorporated 144A	5.50	6-15-2027	3,650,000	3,791,438
Plastipak Holdings Incorporated 144A	6.25	10-15-2025	3,225,000	3,283,469
				9,773,119
Construction & engineering: 0.77%
Great Lakes Dredge & Dock Company 144A	5.25	6-1-2029	4,206,000	4,278,638
Machinery: 1.85%
Meritor Incorporated 144A	4.50	12-15-2028	1,765,000	1,756,175
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Income Opportunities Fund

Portfolio of investments—October 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Machinery (continued)
Stevens Holding Company Incorporated 144A	6.13%	10-1-2026	$ 3,600,000	$ 3,879,000
Werner FinCo LP 144A	8.75	7-15-2025	4,415,000	4,591,600
				10,226,775
Road & rail: 1.29%
Uber Technologies Incorporated 144A	4.50	8-15-2029	2,250,000	2,264,456
Uber Technologies Incorporated 144A	8.00	11-1-2026	4,600,000	4,896,240
				7,160,696
Trading companies & distributors: 1.48%
Fortress Transportation & Infrastructure Investors LLC 144A	5.50	5-1-2028	4,895,000	4,907,238
Fortress Transportation & Infrastructure Investors LLC 144A	6.50	10-1-2025	2,675,000	2,752,709
Fortress Transportation & Infrastructure Investors LLC 144A	9.75	8-1-2027	443,000	498,929
				8,158,876
Information technology: 6.04%
Communications equipment: 1.12%
CommScope Incorporated 144A	8.25	3-1-2027	3,750,000	3,821,025
CommScope Technologies LLC 144A	5.00	3-15-2027	2,555,000	2,370,630
				6,191,655
IT services: 1.77%
Flexential Intermediate Corporation 144A	11.25	8-1-2024	2,465,000	2,612,900
Sabre GLBL Incorporated 144A	9.25	4-15-2025	6,240,000	7,211,318
				9,824,218
Software: 2.67%
Fair Isaac Corporation 144A	5.25	5-15-2026	2,450,000	2,731,750
IQVIA Incorporated 144A	5.00	5-15-2027	725,000	751,513
MPH Acquisition Holdings LLC 144A	5.50	9-1-2028	1,855,000	1,842,076
MPH Acquisition Holdings LLC 144A	5.75	11-1-2028	5,640,000	5,144,216
NCR Corporation 144A	5.13	4-15-2029	595,000	608,435
NCR Corporation 144A	6.13	9-1-2029	1,825,000	1,960,754
SS&C Technologies Incorporated 144A	5.50	9-30-2027	1,625,000	1,710,313
				14,749,057
Technology hardware, storage & peripherals: 0.48%
Dell International LLC 144A	7.13	6-15-2024	2,605,000	2,647,175
Materials: 5.45%
Chemicals: 0.73%
Chemours Company 144A	4.63	11-15-2029	2,850,000	2,743,125
Olympus Water US Holding Corporation 144A	4.25	10-1-2028	1,290,000	1,268,393
				4,011,518
Containers & packaging: 2.47%
Berry Global Incorporated 144A	5.63	7-15-2027	350,000	366,576
Crown Cork & Seal Company Incorporated	7.38	12-15-2026	3,475,000	4,274,250
Flex Acquisition Company Incorporated 144A	6.88	1-15-2025	2,700,000	2,727,000
The accompanying notes are an integral part of these financial statements.

Allspring Income Opportunities Fund  |  23

Portfolio of investments—October 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Containers & packaging (continued)
Flex Acquisition Company Incorporated 144A	7.88%	7-15-2026	$ 1,495,000	$ 1,560,690
Owens-Brockway Packaging Incorporated 144A	5.88	8-15-2023	1,300,000	1,368,250
Owens-Brockway Packaging Incorporated 144A	6.38	8-15-2025	750,000	820,313
Sealed Air Corporation 144A	5.13	12-1-2024	2,350,000	2,532,125
				13,649,204
Metals & mining: 1.35%
Arches Buyer Incorporated 144A	4.25	6-1-2028	1,875,000	1,890,113
Arches Buyer Incorporated 144A	6.13	12-1-2028	1,270,000	1,284,288
Cleveland-Cliffs Incorporated 144A	4.88	3-1-2031	685,000	713,256
Cleveland-Cliffs Incorporated	5.88	6-1-2027	1,530,000	1,591,200
Cleveland-Cliffs Incorporated 144A	9.88	10-17-2025	1,036,000	1,186,220
Kaiser Aluminum Corporation 144A	4.63	3-1-2028	800,000	809,760
				7,474,837
Paper & forest products: 0.90%
Clearwater Paper Corporation 144A	5.38	2-1-2025	798,000	859,845
Clearwater Paper Corporation 144A	4.75	8-15-2028	290,000	293,988
Vertical US Newco Incorporated 144A	5.25	7-15-2027	3,775,000	3,842,195
				4,996,028
Real estate: 1.78%
Equity REITs: 1.78%
Service Properties Trust Company	3.95	1-15-2028	1,860,000	1,729,800
Service Properties Trust Company	4.38	2-15-2030	1,425,000	1,343,063
Service Properties Trust Company	4.75	10-1-2026	1,475,000	1,458,775
Service Properties Trust Company	4.95	2-15-2027	3,700,000	3,644,500
Service Properties Trust Company	5.25	2-15-2026	1,050,000	1,060,500
Service Properties Trust Company	7.50	9-15-2025	550,000	608,682
				9,845,320
Utilities: 5.03%
Electric utilities: 1.86%
NextEra Energy Operating Partners LP 144A	4.25	7-15-2024	2,150,000	2,276,205
NextEra Energy Operating Partners LP 144A	4.25	9-15-2024	32,000	33,680
NextEra Energy Operating Partners LP 144A	4.50	9-15-2027	3,450,000	3,690,810
PG&E Corporation	5.00	7-1-2028	475,000	494,000
PG&E Corporation	5.25	7-1-2030	3,630,000	3,792,443
				10,287,138
Independent power & renewable electricity producers: 3.17%
NSG Holdings LLC 144A	7.75	12-15-2025	4,868,691	5,209,499
TerraForm Power Operating LLC 144A	4.25	1-31-2023	5,225,000	5,329,500
TerraForm Power Operating LLC 144A	4.75	1-15-2030	1,000,000	1,035,980
TerraForm Power Operating LLC 144A	5.00	1-31-2028	2,250,000	2,396,250
Vistra Operations Company LLC 144A	5.63	2-15-2027	3,475,000	3,580,362
				17,551,591
Total Corporate bonds and notes (Cost $572,413,680)				599,899,713
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Income Opportunities Fund

Portfolio of investments—October 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Loans: 11.29%
Communication services: 1.58%
Diversified telecommunication services: 0.09%
Frontier Communications Corporation (1 Month LIBOR +3.75%) ±	4.50%	5-1-2028	$ 507,450	$ 506,435
Media: 1.30%
Clear Channel Outdoor Holdings (1 Month LIBOR +3.50%) ±	3.63	8-21-2026	990,271	973,734
DIRECTV Financing LLC (1 Month LIBOR +5.00%) <±	5.75	7-22-2027	3,645,000	3,646,750
Hubbard Radio LLC (3 Month LIBOR +4.25%) ±	5.25	3-28-2025	2,567,956	2,566,877
				7,187,361
Wireless telecommunication services: 0.19%
Consolidated Communications Holdings Incorporated (1 Month LIBOR +3.50%) ±	4.25	10-2-2027	1,047,000	1,046,759
Consumer discretionary: 1.19%
Auto components: 0.33%
Truck Hero Incorporated (1 Month LIBOR +3.25%) ±	4.00	1-31-2028	1,850,351	1,841,525
Hotels, restaurants & leisure: 0.11%
CCM Merger Incorporated (1 Month LIBOR +3.75%) ±	4.50	11-4-2025	575,527	575,527
Household durables: 0.33%
Wilsonart LLC (1 Month LIBOR +3.50%) ±	4.50	12-19-2026	1,835,775	1,836,932
Specialty retail: 0.42%
Great Outdoors Group LLC (1 Month LIBOR +4.25%) ±	5.00	3-6-2028	2,317,500	2,322,807
Energy: 0.32%
Oil, gas & consumable fuels: 0.32%
GIP II Blue Holdings LP (1 Month LIBOR +4.50%) ±	5.50	9-29-2028	1,755,000	1,758,299
Financials: 2.66%
Diversified financial services: 1.87%
Mallinckrodt International Finance SA (3 Month LIBOR +5.25%) ±	6.00	9-24-2024	3,644,086	3,385,465
Resolute Investment Managers Incorporated (1 Month LIBOR +3.75%) ‡±	5.25	4-30-2024	401,132	401,132
Resolute Investment Managers Incorporated (1 Month LIBOR +8.00%) ‡±	9.00	4-30-2025	1,786,861	1,791,328
Russell Investments US Institutional Holdco Incorporated (1 Month LIBOR +3.50%) ±	4.50	5-30-2025	2,780,000	2,789,563
Stonepeak Lonestar Holdings LLC (1 Month LIBOR +4.50%) ±	4.62	10-19-2026	1,996,129	2,000,401
				10,367,889
Insurance: 0.79%
Asurion LLC (1 Month LIBOR +5.25%) ±	5.34	1-31-2028	2,820,000	2,808,410
Asurion LLC (1 Month LIBOR +5.25%) ±	5.34	1-20-2029	815,000	811,096
Broadstreet Partners Incorporated (1 Month LIBOR +3.25%) ±	3.75	9-15-2028	755,000	750,281
				4,369,787
The accompanying notes are an integral part of these financial statements.

Allspring Income Opportunities Fund  |  25

Portfolio of investments—October 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Health care: 1.60%
Health care equipment & supplies: 0.40%
Surgery Center Holdings Incorporated (1 Month LIBOR +3.75%) ±	4.50%	8-31-2026	$ 2,228,003	$ 2,232,036
Health care providers & services: 0.93%
Medrisk Incorporated (1 Month LIBOR +3.75%) ±	4.50	5-10-2028	1,810,000	1,810,380
National Mentor Holdings Incorporated (1 Month LIBOR +3.75%) ±	3.75	3-2-2028	104,426	103,730
National Mentor Holdings Incorporated (1 Month LIBOR +3.75%) ±	4.50	3-2-2028	2,244,101	2,229,133
National Mentor Holdings Incorporated (1 Month LIBOR +3.75%) ±	4.50	3-2-2028	70,845	70,373
Padagis LLC (1 Month LIBOR +4.75%) ‡±	5.25	7-6-2028	940,000	941,175
				5,154,791
Health care technology: 0.27%
Project Ruby Ultimate Parent Corporation (1 Month LIBOR +3.25%) ±	4.00	3-3-2028	1,462,650	1,460,412
Industrials: 2.33%
Airlines: 0.95%
Mileage Plus Holdings LLC (1 Month LIBOR +5.25%) ±	6.25	6-21-2027	4,055,000	4,316,061
United Airlines Incorporated (1 Month LIBOR +3.75%) ±	4.50	4-21-2028	925,350	937,740
				5,253,801
Commercial services & supplies: 0.75%
Polaris Newco LLC (1 Month LIBOR +4.00%) ±	4.50	6-2-2028	3,620,000	3,626,950
Ring Container Technologies (1 Month LIBOR +3.75%) ±	4.25	8-12-2028	510,000	510,893
				4,137,843
Machinery: 0.63%
Alliance Laundry Systems LLC (1 Month LIBOR +3.50%) ±	4.25	10-8-2027	652,888	654,050
Werner FinCo LP (3 Month LIBOR +4.00%) ‡±	5.00	7-24-2024	2,813,023	2,813,023
				3,467,073
Information technology: 0.98%
IT services: 0.60%
Flexential Intermediate Corporation (3 Month LIBOR +3.50%) ±	3.59	8-1-2024	492,308	472,926
Flexential Intermediate Corporation (3 Month LIBOR +7.25%) ±	7.33	8-1-2025	3,125,000	2,880,219
				3,353,145
Software: 0.38%
Emerald Topco Incorporated (1 Month LIBOR +3.50%) ±	3.63	7-24-2026	2,107,000	2,090,671
Materials: 0.63%
Containers & packaging: 0.29%
Flex Acquisition Company Incorporated (1 Month LIBOR +3.50%) ±	4.00	2-23-2028	1,605,930	1,601,016
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Income Opportunities Fund

Portfolio of investments—October 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Paper & forest products: 0.34%
Clearwater Paper Corporation (1 Month LIBOR +3.00%) ‡±	3.13%	7-26-2026	$ 141,312	$ 140,959
Vertical US Newco Incorporated (1 Month LIBOR +3.50%) ±	4.00	7-30-2027	1,752,366	1,754,557
				1,895,516
Total Loans (Cost $61,211,965)				62,459,625
Yankee corporate bonds and notes: 10.91%
Communication services: 1.67%
Diversified telecommunication services: 0.81%
Intelsat Jackson Holdings SA †	5.50	8-1-2023	8,490,000	4,266,225
Intelsat Jackson Holdings SA 144A	8.00	2-15-2024	225,000	230,063
				4,496,288
Media: 0.11%
Virgin Media Finance plc 144A	5.00	7-15-2030	625,000	621,461
Wireless telecommunication services: 0.75%
Connect U.S. Finco LLC 144A	6.75	10-1-2026	1,775,000	1,841,563
Telesat Canada 144A	5.63	12-6-2026	1,105,000	1,031,462
VMED O2 UK Financing I plc 144A	4.75	7-15-2031	1,250,000	1,256,250
				4,129,275
Energy: 1.60%
Oil, gas & consumable fuels: 1.60%
Baytex Energy Corporation 144A	8.75	4-1-2027	4,175,000	4,456,813
Northriver Midstream Finance LP 144A	5.63	2-15-2026	4,255,000	4,393,288
				8,850,101
Financials: 0.35%
Diversified financial services: 0.35%
Castlelake Aviation Finance 144A	5.00	4-15-2027	1,925,000	1,919,591
Health care: 2.25%
Biotechnology: 0.18%
Grifols Escrow Issuer SA 144A	4.75	10-15-2028	970,000	984,550
Pharmaceuticals: 2.07%
Bausch Health Companies Incorporated 144A	4.88	6-1-2028	1,095,000	1,127,631
Bausch Health Companies Incorporated 144A	5.25	1-30-2030	1,795,000	1,620,031
Bausch Health Companies Incorporated 144A	5.50	11-1-2025	925,000	939,865
Bausch Health Companies Incorporated 144A	6.13	4-15-2025	3,160,000	3,218,523
Bausch Health Companies Incorporated 144A	6.25	2-15-2029	1,300,000	1,259,375
Bausch Health Companies Incorporated 144A	7.00	1-15-2028	350,000	354,422
Bausch Health Companies Incorporated 144A	7.25	5-30-2029	175,000	177,364
Teva Pharmaceutical Finance Netherlands III BV	6.00	4-15-2024	1,615,000	1,693,731
Teva Pharmaceutical Finance Netherlands III BV	6.75	3-1-2028	1,000,000	1,095,000
				11,485,942
The accompanying notes are an integral part of these financial statements.

Allspring Income Opportunities Fund  |  27

Portfolio of investments—October 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Industrials: 4.97%
Aerospace & defense: 0.94%
Bombardier Incorporated 144A	6.00%	2-15-2028	$ 560,000	$ 564,900
Bombardier Incorporated 144A	7.13	6-15-2026	830,000	870,463
Bombardier Incorporated 144A	7.88	4-15-2027	3,635,000	3,778,037
				5,213,400
Airlines: 1.38%
Air Canada 144A	3.88	8-15-2026	1,125,000	1,139,063
Air Canada 2020-1 Class C Pass-Through Trust 144A	10.50	7-15-2026	5,280,000	6,481,200
				7,620,263
Commercial services & supplies: 0.90%
Ritchie Brothers Auctioneers Incorporated 144A	5.38	1-15-2025	4,875,000	4,960,313
Electrical equipment: 0.35%
Sensata Technologies BV 144A	4.00	4-15-2029	1,105,000	1,122,304
Sensata Technologies BV 144A	5.00	10-1-2025	770,000	843,473
				1,965,777
Machinery: 0.09%
Vertical Holdco GmbH 144A	7.63	7-15-2028	448,000	474,880
Trading companies & distributors: 1.31%
Carlyle Aviation Elevate Merger Subsidiary Limited 144A	7.00	10-15-2024	7,385,000	7,251,073
Materials: 0.07%
Containers & packaging: 0.07%
Ardagh Packaging Finance plc 144A	5.25	4-30-2025	375,000	390,000
Total Yankee corporate bonds and notes (Cost $61,115,050)				60,362,914

		Yield	Shares
Short-term investments: 2.92%
Investment companies: 2.92%
Allspring Government Money Market Fund Select Class ♠∞##		0.03	16,145,188	16,145,188
Total Short-term investments (Cost $16,145,188)				16,145,188
Total investments in securities (Cost $716,735,536)	135.26%			748,091,030
Other assets and liabilities, net	(35.26)			(195,021,414)
Total net assets	100.00%			$ 553,069,616

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
±	Variable rate investment. The rate shown is the rate in effect at period end.
<	All or a portion of the position represents an unfunded loan commitment. The rate represents the current interest rate if the loan is partially funded.
‡	Security is valued using significant unobservable inputs.
##	All or a portion of this security is segregated for when-issued securities and unfunded loans.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
%%	The security is purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.

28  |  Allspring Income Opportunities Fund

Portfolio of investments—October 31, 2021 (unaudited)

Abbreviations:
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$32,500,805	$115,316,623	$(131,672,240)	$0	$0	$16,145,188	16,145,188	$2,713
The accompanying notes are an integral part of these financial statements.

Allspring Income Opportunities Fund  |  29

Statement of assets and liabilities—October 31, 2021 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $700,590,348)	$ 731,945,842
Investments in affiliated securities, at value (cost $16,145,188)	16,145,188
Receivable for interest	9,209,726
Receivable for investments sold	496,708
Prepaid expenses and other assets	41,336
Total assets	757,838,800
Liabilities
Secured borrowing payable	194,000,000
Payable for investments purchased	6,562,106
Dividends payable	3,635,047
Advisory fee payable	381,458
Accrued expenses and other liabilities	190,573
Total liabilities	204,769,184
Total net assets	$553,069,616
Net assets consist of
Paid-in capital	$ 579,772,340
Total distributable loss	(26,702,724)
Total net assets	$553,069,616
Net asset value per share
Based on $553,069,616 divided by 60,586,214 shares issued and outstanding (100,000,000 shares authorized)	$9.13
The accompanying notes are an integral part of these financial statements.

30  |  Allspring Income Opportunities Fund

Statement of operations—six months ended October 31, 2021 (unaudited)

Investment income
Interest (net of foreign withholding taxes of $1,741)	$ 21,718,660
Dividends	102,700
Income from affiliated securities	2,713
Total investment income	21,824,073
Expenses
Advisory fee	2,246,472
Administration fee	187,206
Custody and accounting fees	22,627
Professional fees	75,564
Shareholder report expenses	31,625
Trustees’ fees and expenses	9,689
Transfer agent fees	24,273
Interest expense	775,424
Other fees and expenses	45,560
Total expenses	3,418,440
Net investment income	18,405,633
Realized and unrealized gains (losses) on investments
Net realized gains on investments	5,325,764
Net change in unrealized gains (losses) on investments	(4,305,197)
Net realized and unrealized gains (losses) on investments	1,020,567
Net increase in net assets resulting from operations	$19,426,200
The accompanying notes are an integral part of these financial statements.

Allspring Income Opportunities Fund  |  31

Statement of changes in net assets

	Six months ended October 31, 2021 (unaudited)	Year ended April 30, 2021
Operations
Net investment income	$ 18,405,633	$ 33,002,142
Net realized gains (losses) on investments	5,325,764	(13,767,887)
Net change in unrealized gains (losses) on investments	(4,305,197)	118,611,872
Net increase in net assets resulting from operations	19,426,200	137,846,127
Distributions to shareholders from
Net investment income and net realized gains	(21,264,549)	(34,973,966)
Tax basis return of capital	0	(6,248,837)
Total distributions to shareholders	(21,264,549)	(41,222,803)
Capital share transactions
Cost of shares repurchased	0	(270,774)
Total increase (decrease) in net assets	(1,838,349)	96,352,550
Net assets
Beginning of period	554,907,965	458,555,415
End of period	$553,069,616	$554,907,965
The accompanying notes are an integral part of these financial statements.

32  |  Allspring Income Opportunities Fund

Statement of cash flows—six months ended October 31, 2021 (unaudited)

Cash flows from operating activities:
Net increase in net assets resulting from operations	$ 19,426,200
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of long-term securities	(223,466,397)
Proceeds from the sales of long-term securities	223,571,659
Amortization, net	565,534
Proceeds from sales of short-term securities, net	16,355,617
Decrease in receivable for investments sold	1,355,668
Decrease in receivable for interest	54,652
Decrease in prepaid expenses and other assets	71,239
Decrease in payable for investments purchased	(17,518,163)
Decrease in advisory fee payable	(11,286)
Decrease in accrued expenses and other liabilities	(100,322)
Net realized gains on investments	(5,325,764)
Net change in unrealized gains (losses) on investments	4,305,197
Net cash provided by operating activities	19,283,834
Cash flows from financing activities:
Cash distributions paid	(21,025,840)
Net cash used in financing activities	(21,025,840)
Net decrease in cash	(1,742,006)
Cash:
Beginning of period	1,742,006
End of period	$ 0
Supplemental cash disclosure
Cash paid for interest	$ 922,497
The accompanying notes are an integral part of these financial statements.

Allspring Income Opportunities Fund  |  33

Financial highlights
(For a share outstanding throughout each period)
		Year ended April 30
	Six months ended October 31, 2021 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.16	$7.56	$8.98	$9.00	$9.31	$8.56
Net investment income	0.30 [1]	0.54 [1]	0.54 [1]	0.57 [1]	0.60 [1]	0.74 [1]
Net realized and unrealized gains (losses) on investments	0.02	1.74	(1.28)	(0.02)	(0.23)	0.81
Total from investment operations	0.32	2.28	(0.74)	0.55	0.37	1.55
Distributions to shareholders from
Net investment income	(0.35)	(0.58)	(0.57)	(0.59)	(0.62)	(0.79)
Tax basis return of capital	0.00	(0.10)	(0.14)	(0.09)	(0.06)	(0.01)
Total distributions to shareholders	(0.35)	(0.68)	(0.71)	(0.68)	(0.68)	(0.80)
Anti-dilutive effect of shares repurchased	0.00	0.00 [2]	0.03	0.11	0.00 [2]	0.00 [2]
Net asset value, end of period	$9.13	$9.16	$7.56	$8.98	$9.00	$9.31
Market value, end of period	$8.95	$8.64	$6.81	$8.09	$8.07	$8.64
Total return based on market value[3]	7.73%	38.39%	(7.91)%	9.29%	1.24%	22.55%
Ratios to average net assets (annualized)
Gross expenses[4]	1.23%	1.29%	2.16%	2.15%	1.68%	1.40%
Net expenses[4]	1.23%	1.29%	2.16%	2.12%	1.63%	1.23%
Net investment income[4]	6.63%	6.27%	6.21%	6.38%	6.53%	8.15%
Supplemental data
Portfolio turnover rate	27%	61%	30%	16%	33%	43%
Net assets, end of period (000s omitted)	$553,070	$554,908	$458,555	$566,335	$620,863	$656,517
Borrowings outstanding, end of period (000s omitted)	$194,000	$194,000	$163,400	$231,027	$230,000	$230,000
Asset coverage per $1,000 of borrowing, end of period	$3,851	$3,860	$3,806	$3,451	$3,699	$3,854

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.
[4]	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Six months ended October 31, 2021 (unaudited)	0.28%
Year ended April 30, 2021	0.33%
Year ended April 30, 2020	1.17%
Year ended April 30, 2019	1.19%
Year ended April 30, 2018	0.74%
Year ended April 30, 2017	0.48%
The accompanying notes are an integral part of these financial statements.

34  |  Allspring Income Opportunities Fund

Notes to financial statements (unaudited)
1. ORGANIZATION
Allspring Income Opportunities Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 3, 2002 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”) to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the adviser to the Fund and Wells Capital Management, LLC, the subadviser to the Fund. As part of the transaction, Wells Fargo & Company would own a 9.9% equity interest.
Consummation of the transaction will result in the automatic termination of the Fund’s investment advisory agreement and subadvisory agreement. The Fund’s Board of Trustees approved a new investment advisory agreement and new subadvisory agreement which were submitted to the Fund’s shareholders for approval at a Special Meeting of Shareholders held on August 16, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 approved the new agreements which will take effect upon the closing of the transaction.
As more fully discussed in Note 11, the transaction closed on November 1, 2021 and the adviser and subadviser changed their names to Allspring Funds Management, LLC and Allspring Global Investments, LLC, respectively. While these name changes occurred after the end of the period, throughout this report, the new names have been used.
The Board of Trustees of the Wells Fargo Funds voted on July 15, 2021 to approve a change to the Fund's name to remove "Wells Fargo" from the name and replace it with "Allspring", effective December 6, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-

Allspring Income Opportunities Fund  |  35

Notes to financial statements (unaudited)
issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Dividend income is recognized on the ex-dividend date.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Under a managed distribution plan, the Fund pays monthly distributions to shareholders at an annual minimum fixed rate of 8% based on the Fund’s average monthly net asset value per share over the prior 12 months. The monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/ or capital gains, if any, in order to maintain its managed distribution level.
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of October 31, 2021, the aggregate cost of all investments for federal income tax purposes was $678,995,347 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 88,774,511
Gross unrealized losses	(19,678,828)
Net unrealized gains	$ 69,095,683
As of April 30, 2021, the Fund had capital loss carryforwards which consisted of $21,502,204 in short-term capital losses and $32,852,984 in long-term capital losses.

36  |  Allspring Income Opportunities Fund

Notes to financial statements (unaudited)
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Energy	$ 5,839,969	$ 0	$ 0	$ 5,839,969
Financials	3,383,621	0	0	3,383,621
Corporate bonds and notes	0	599,899,713	0	599,899,713
Loans	0	56,372,008	6,087,617	62,459,625
Yankee corporate bonds and notes	0	60,362,914	0	60,362,914
Short-term investments
Investment companies	16,145,188	0	0	16,145,188
Total assets	$25,368,778	$716,634,635	$6,087,617	$748,091,030
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Loans
Balance as of April 30, 2021	$ 7,509,249
Accrued discounts (premiums)	1,723
Realized gains (losses)	6,424
Change in unrealized gains (losses)	37,644
Purchases	930,600
Sales	(2,398,023)
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of October 31, 2021	6,087,617
Change in unrealized gains (losses) relating to securities still held at October 31, 2021	$ 37,868
The investment type categorized above was valued using indicative broker quotes. These indicative broker quotes are considered Level 3 inputs. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.

Allspring Income Opportunities Fund  |  37

Notes to financial statements (unaudited)
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by Wells Fargo & Company as of October 31, 2021, is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.60% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate of 0.40% of the Fund’s average daily total assets.
Administration fee
Allspring Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Allspring Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. CAPITAL SHARE TRANSACTIONS
The Fund has authorized capital of 100,000,000 shares with no par value. For the six months ended October 31, 2021 and year ended April 30, 2021, the Fund did not issue any shares.
On November 17, 2020, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund is authorized to repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2021 and ending on December 31, 2021. The Fund’s Board of Trustees has delegated to Allspring Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the six months ended ended October 31, 2021, the Fund did not repurchase any of its shares under the open-market share repurchase program.
6. BORROWINGS
The Fund has borrowed $194,000,000 through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $194,000,000 . The Fund is charged interest at the 30 day London Interbank Offered Rate (LIBOR) plus 0.70% or the 1 Month LIBOR plus 0.70% and a commitment fee of 0.15% per annum of the unutilized amount of the commitment amount. With the market-wide transition away from LIBOR, when the 1 Month LIBOR ceases to be published (currently through June 30, 2023), the Fund will adopt the secured overnight financing rate (SOFR) in lieu of LIBOR. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at October 31, 2021 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy.
During the six months ended October 31, 2021, the Fund had average borrowings outstanding of $194,000,000 at an average interest rate of 0.80% and paid interest in the amount of $775,424, which represents 0.28% of its average daily net assets (annualized).
7. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended October 31, 2021 were $218,932,210 and $194,802,180, respectively.
As of October 31, 2021, the Fund had an unfunded loan commitment of $795,000 with unrealized gains of $3,294.

38  |  Allspring Income Opportunities Fund

Notes to financial statements (unaudited)
8. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
9. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
10. SUBSEQUENT DISTRIBUTIONS
Under the managed distribution plan, the Fund declared the following distributions to common shareholders:
Declaration date	Record date	Payable date	Per share amount
October 29, 2021	November 15, 2021	December 1, 2021	$0.06024
November 12, 2021	December 14, 2021	January 3, 2022	0.06062
These distributions are not reflected in the accompanying financial statements.
11. SUBSEQUENT EVENTS
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, Wells Fargo Asset Management became known as Allspring Global Investments (“Allspring”) and various entities that provide services to the Fund changed their names to “Allspring”, including Allspring Funds Management, LLC (formerly Wells Fargo Funds Management, LLC), the adviser to the Fund and Allspring Global Investments, LLC (formerly Wells Capital Management, LLC), the Fund's subadviser. These name changes have been reflected within this report.

Allspring Income Opportunities Fund  |  39

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On August 16, 2021, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1 – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC*.
Shares voted “For”	34,580,136
Shares voted “Against/Withhold”	1,525,181
Shares voted “Abstain”	1,890,500
Proposal 2 – To consider and approve a new investment subadvisory agreement with Wells Capital Management, LLC**.
Shares voted “For”	34,512,648
Shares voted “Against/Withhold”	1,571,322
Shares voted “Abstain”	1,911,847
* Effective November 1, 2021, known as Allspring Funds Management, LLC.
** Effective November 1, 2021, known as Allspring Global Investments, LLC.
ANNUAL MEETING OF SHAREHOLDERS
On August 9, 2021, an Annual Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.
Proposal 1 – Election of trustees:
Shares voted “For”	William R. Ebsworth	38,159,101
Shares voted “Withhold”		7,227,086
Shares voted “For”	Jane A. Freeman	38,171,253
Shares voted "Withhold"		7,214,934
Shares voted "For"	Judith M. Johnson	38,165,644
Shares voted “Withhold”		7,220,543
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

40  |  Allspring Income Opportunities Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each fund in the Allspring family of funds, which consists of 139 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Non-Interested Trustees to serve until 2023 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2010; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Class II - Non-Interested Trustees to serve until 2024 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Allspring Income Opportunities Fund  |  41

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Judith M. Johnson** (Born 1949)	Trustee, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
Class III - Non-Interested Trustees to serve until 2022 Annual Meeting of Shareholders
Timothy J. Penny (Born 1951)	Trustee, since 2010; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
**  Ms. Johnson has resigned from the Board effective December 31, 2021.

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Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration.
Kate McKinley (Born 1977)	Chief Legal Officer and Chief Compliance Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors, Inc. beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021. Previously served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Income Opportunities Fund  |  43

Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements in Effect Through November 1, 2021
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Income Opportunities Fund (the “Fund”) must determine whether to approve the continuation of the Fund’s investment advisory and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds

44  |  Allspring Income Opportunities Fund

Board considerations (unaudited)
Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity.
The Board considered the additional services provided to the Fund due to the fact that the Fund is a closed-end fund, including, but not limited to, leverage management and monitoring, evaluating, and, where appropriate, making recommendations with respect to the Fund’s trading discount, share repurchase program, managed distribution program, and distribution rates, as well as shareholder relations activities. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a Universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. The Board received a description of the methodology used by Broadridge to select the funds in the performance Universe. The Board noted that the investment performance of the Fund was higher than the average investment performance of the Universe for the one-, three-, five- and ten-year periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the ICE BofA U.S. High Yield Constrained Index, for all periods under review.
The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, and custodian and other non-management fees. The Board considered this ratio in comparison to the median ratio of funds in an expense group that was determined by Broadridge to be similar to the Fund (the “Group”). Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the funds in the expense Group and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratio of the Fund was lower than the median net operating expense ratio of the expense Group.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment advisory and sub-advisory fee rates
The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s contractual administration fee rate (the “Management Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).
Among other information reviewed by the Board was a comparison of the Management Rate of the Fund with those of other funds in the expense Group at a common asset level. The Board noted that the Management Rate of the Fund was lower than the average rate for the Fund’s expense Group.
The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rate and the Sub-Advisory Agreement Rate were reasonable.

Allspring Income Opportunities Fund  |  45

Board considerations (unaudited)
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services, the difficulties of calculating economies of scale on an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted that the Fund is not engaged in a continuous offering that could help its assets grow, and that, as is typical of closed-end funds, there are no breakpoints in the Management Rate. Although the Fund would not share in any potential economies of scale through contractual breakpoints, the Board noted that Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders. The Board also noted that it would have opportunities to revisit the Management Rate as part of future contract reviews.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and commissions earned by affiliated brokers from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

46  |  Allspring Income Opportunities Fund

Board considerations (unaudited)
Board Considerations – New Agreements in Effect as of November 1, 2021
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Income Opportunities Fund (the “Fund”) approved the continuation of the Fund’s current Investment Advisory Agreement (the “Current Investment Advisory Agreement”) and the current Sub-Advisory Agreement (the “Current Sub-Advisory Agreement”, and collectively, the “Current Agreements”). Each Trustee on the Board is not an “interested person” (as defined in the 1940 Act) of the Fund (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”) and Wells Capital Management Incorporated (“Wells Capital” or the “Sub-Adviser”, and together with Funds Management, the “Advisers”), which will be considered to be an “assignment” of the Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of the Fund’s Current Agreements. In light of the expected termination of the Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved: (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Fund and Funds Management; and (ii) a new Sub-Advisory Agreement (the “New Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Fund, Funds Management and Wells Capital, each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Fund.
■	Impact of the Transaction on the Fund and its Shareholders: (i) information regarding anticipated benefits to the Fund as a result of the Transaction; (ii) a commitment that the Fund would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Fund in a manner consistent with

Allspring Income Opportunities Fund  |  47

Board considerations (unaudited)
the Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Fund as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Fund will continue to be managed and advised by their current Advisers, and that the same portfolio managers of the Sub-Adviser are expected to continue to manage the Fund after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Fund by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Fund and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of the Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing the Fund’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers to the Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity.
The Board considered the additional services provided to the Fund due to the fact that the Fund is a closed-end fund, including, but not limited to, leverage management and monitoring, evaluating, and, where appropriate, making recommendations with respect to the Fund’s trading discount, share repurchase program, managed distribution program, and distribution rates, as well as shareholder relations activities.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers. The Board received assurances from Funds Management that the Fund will continue to be advised by its current Sub-Adviser after the closing, and that the same individual portfolio managers are expected to continue to manage the Fund after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence

48  |  Allspring Income Opportunities Fund

Board considerations (unaudited)
Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Fund and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers to the Fund and its shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, custodian and other non-management fees. The Board considered this ratio in comparison to the median ratio of funds in an expense group that was determined by Broadridge to be similar to the Fund (the “Group”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Group and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account the Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment advisory and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rate payable by the Fund to Funds Management under the Current Investment Advisory Agreement, both on a stand-alone basis and on a combined basis with the Fund’s contractual administration fee rate (the “Management Rate”).The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser under the Current Sub-Advisory Agreement for investment sub-advisory services (the “Sub-Advisory Fee Rate”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of the Fund’s Management Rate with those of other funds in the expense Group at a common asset level.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rate. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients, if any, with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rate or the Sub-Advisory Fee Rate as a result of the Transaction. The Board also considered

Allspring Income Opportunities Fund  |  49

Board considerations (unaudited)
that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to the Sub-Adviser under the New Sub-Advisory Agreement was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to the Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted that the Fund is not engaged in a continuous offering that could help its assets grow, and that, as is typical of closed-end funds, there are no breakpoints in the Management Rate. Although the Fund would not share in any potential economies of scale through contractual breakpoints, the Board noted that Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Adviser
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including the Sub-Adviser. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM

50  |  Allspring Income Opportunities Fund

Board considerations (unaudited)
would be potential ancillary benefits for NewCo, including that the scale and reputation of the Fund might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and the Sub-Adviser, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

Allspring Income Opportunities Fund  |  51

Board considerations (unaudited)
Board Considerations - Interim Agreements (not in effect)
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

52  |  Allspring Income Opportunities Fund

Automatic dividend reinvestment plan
AUTOMATIC DIVIDEND REINVESTMENT PLAN
All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

Allspring Income Opportunities Fund  |  53

Transfer Agent, Registrar, Shareholder Servicing
Agent & Dividend Disbursing Agent
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-730-6001
Website: allspringglobal.com
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.
© 2021 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-1121-00711 12-21
SIO/SAR148 10-21

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for Allspring Income Opportunities Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMEENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Income Opportunities Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Income Opportunities Fund

By:	/s/ Andrew Owen
Andrew Owen President

Date: December 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Income Opportunities Fund

By:	/s/ Andrew Owen
Andrew Owen President

Date: December 22, 2021

By:	/s/ Jeremy DePalma
Jeremy DePalma Treasurer

Date: December 22, 2021